EXHIBIT 23.1




        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 17, 1994 included in Thermo
        Electron Corporation's Form 10-K for the year ended
        January 1, 1994.


                                           Arthur Andersen L.L.P.

        Boston, Massachusetts
        February 8, 1995